EXHIBIT 24a



                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Adil M. Ameer, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.




                                                     By:  /s/ Adil M. Ameer

                                                                     EXHIBIT 24b



                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Bruce B. Brundage, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.





                                                    By:  /s/ Bruce B. Brundage

                                                                     EXHIBIT 24c

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, David C. Ebertz, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.





                                                    By:  /s/ David C.Ebertz

                                                                    EXHIBIT 24d



                              BLACK HILLS CORPORATION

                                Power of Attorney


         I, John R. Howard, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.





                                                        By:  /s/ John R. Howard

                                                                     EXHIBIT 24e

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Everett E. Hoyt, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.





                                                    By:  /s/ Everett E. Hoyt

                                                                     EXHIBIT 24f

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Kay S. Jorgensen, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.




                                              By:  /s/ Kay S. Jorgensen

                                                                     EXHIBIT 24g

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Thomas J. Zeller, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 27th day of January, 2000.




                                                   By:  /s/ Thomas J. Zeller